UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2022

MIND Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 550,
The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(281) 353-4475

2002 Timberloch Place, Suite 400,
The Woodlands, Texas
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) COO Resignation By Mutual Agreement

Effective April 15, 2022 (the “Effective Date”), MIND Technology, Inc., a Delaware corporation (the “Company”) announced the resignation by mutual agreement of its Vice President and Chief Operating Officer, Dennis P. Morris.

In connection with Mr. Morris’ departure, the Company and Mr. Morris entered into a Separation and Release Agreement (the “Separation Agreement”), pursuant to which Mr. Morris is entitled to receive (i) cash payments equal to $213,750, less applicable withholdings and taxes, with $71,250 of such amount paid as a lump sum within 45 days of the Effective Date, and the remaining $142,500 paid in equal or nearly equal installments over the six-month period following the Effective Date; and (ii) the accelerated vesting of options to purchase 310,000 shares of the Company's common stock and 15,000 shares of the Company's restricted stock, all of which vested as of the date of the Separation Agreement. The Separation Agreement contains a release of claims and incorporates customary non-disclosure, non-solicitation and non-disparagement obligations. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

	Exhibit Number	Description
(d) Exhibits.	10.1	Separation and Release Agreement, dated the Effective Date, between the Company and Dennis P. Morris.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

April 20, 2022	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer